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                       AMENDMENT NO. 1 TO PLEDGE AGREEMENT

      This Amendment No. 1 to Pledge Agreement ("Agreement") made as of this 18th day of November 1996, between PSINet Inc., a New York corporation (hereinafter sometimes referred to as the "Pledgor"), and Fleet National Bank, a national banking association (the "Bank").

      WHEREAS, the Pledgor and the Bank are parties to a Pledge Agreement dated as of October 1, 1996 (the "Pledge Agreement");

      WHEREAS, Pledgor and the Bank desire to amend the Pledge Agreement as provided herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Pledge Agreement.

      2. Exhibit A to the Pledge Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

      3. The Bank hereby acknowledges receipt of the Pledged Securities listed in Exhibit A.

      4. Except as specifically provided herein, the Pledge Agreement remains in effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
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                                              PSINET INC.

                                              By:  /s/ William L. Schrader
                                                  ------------------------------
                                              Title: Chairman, President and CEO

                                              FLEET NATIONAL BANK

                                              By:  /s/ Thomas W. Davies
                                                 -------------------------------
                                              Title: VP

                                              By: /s/ William E. Rurode
                                                  ------------------------------
                                              Title: Senior Vice President

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                                    EXHIBIT A

                           List of Pledged Securities


         Name of Entity Issuing                            Description of
         the Pledged Securities                          Pledged Securities
         ----------------------                          ------------------
1.    EUNet GB Limited                                   500,000 shares,
      (a corporation organized under                     (pound)1.00
       the laws of the United Kingdom)

2.    PSINet Limited                                     2,000 shares of
      (a corporation organized under                     Common Stock, without
       the Canada Business Corporations Act)             par value

3.    PSI Japan K.K.                                     200 shares, par value
      (a corporation organized under the laws            50,000 yen
       of Japan)

                                       3